SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 20, 1998





                            Emclaire Financial Corp.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania              333-11773          25-1606091
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(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


612 Main Street, Box D, Emlenton, Pennsylvania         16373
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(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: 724-867-2311
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)




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                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events
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         On March 20, 1998,  Emclaire  Financial Corp.,  Emlenton,  Pennsylvania
("Emclaire")  entered into a letter of intent to acquire all of the  outstanding
stock  of  Peoples   Savings   Financial   Corporation   ("Peoples"),   Ridgway,
Pennsylvania ("Acquisition").

         A copy of a press release issued March 20, 1998 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

         In addition, in the event the Acquisition is not completed and, among other things, there is a subsequent third party acquisition of, or agreement of acquisition for, Peoples, the parties have agreed that Emclaire will be entitled to a break-up fee equal to 5% of the total deal value.

Item 7.  Financial Statements, Pro Forma Financial Information and
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Exhibits
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Exhibit 99 -- Press Release Concerning Letter of Intent dated March 20, 1998.
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               Emclaire Financial Corp.


Date:             March 23, 1998               By:  /s/John J. Boczar
                                                    ----------------------------
                                                    John J. Boczar
                                                    Treasurer